SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 17, 2003

BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-105220	41-2094366

State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization

1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.      Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1  Monthly Servicer’s Reports dated October 31, 2003

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2003-LJ-1 OWNER TRUST
	BY:	BAY VIEW TRANSACTION CORPORATION
ORIGINATOR OF TRUST

Dated: November 17, 2003		By:	/s/ Lisa Staab

Lisa Staab
VP,Controller